Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

June 1, 2026

Craig-Hallum Capital Group LLC

323 N Washington Ave., Suite 300

Minneapolis, MN 55401

Ladies and Gentlemen:

Introduction. Subject to the terms and conditions herein (this “Agreement”), LightPath Technologies, Inc., a Delaware corporation (the “Company”), and North Run Strategic Opportunities Fund I, LP (together with its affiliates, the “Selling Stockholder”), hereby agree to sell up to an aggregate of $100.0 million of registered securities of the Company, including, but not limited to, 7,142,800 shares (the “Shares”) of the Company’s Class A common stock, $0.01 par value per share (the “Common Stock”), of which 3,571,400 Shares are being sold by the Company and 3,571,400 Shares are being sold by the Selling Stockholder, directly to various investors (each, an “Investor” and, collectively, the “Investors”) through Craig-Hallum Capital Group LLC (the “Placement Agent”) as placement agent. The documents executed and delivered by the Company, the Selling Stockholder and the Investors in connection with the Offering (as defined below), including, without limitation, a securities purchase agreement (the “Purchase Agreement”), shall be collectively referred to herein as the “Transaction Documents.” The purchase price to the Investors for each Share is $14.00. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected dealers on its behalf in connection with the Offering.

The Company and the Selling Stockholder hereby confirm their agreement with the Placement Agent as follows:

Section 1.    Agreement to Act as Placement Agent.

(a)    On the basis of the representations, warranties and agreements of the Company and the Selling Stockholder herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with the offering and sale by the Company and the Selling Stockholder of the Shares pursuant to the Company’s registration statements on Form S-3 (File No. 333-291717) (the “Primary Registration Statement”) and (File No. 333-286947) (the “Secondary Registration Statement” and, together with the Primary Registration Statement, the “Registration Statements”), together with the base prospectus included in each such Registration Statements (each, a “Base Prospectus”), the final prospectus supplement to each Base Prospectus (the “Final Prospectus” and, together with each Base Prospectus, the “Prospectus”), with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Selling Stockholder, the Placement Agent and the prospective Investors. “Incorporated Documents” means all documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act that are incorporated by reference in either or both of the Registration Statements or the Prospectus. The Placement Agent will act on a reasonable best efforts basis and the Company and the Selling Stockholder agree and acknowledge that there is no guarantee of the successful placement of the Shares, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its “Affiliates” (as defined below) be obligated to underwrite or purchase any of the Shares for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s and the Selling Stockholder’s agent and not as principal. The Placement Agent shall have no authority to bind the Company or the Selling Stockholder with respect to any prospective offer to purchase Shares and the Company and the Selling Stockholder shall have the sole right to accept offers to purchase Shares and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Shares shall be made at one or more closings (each a “Closing” and the date on which each Closing occurs, a “Closing Date”). As compensation for services rendered, on each Closing Date, the Company and the Selling Stockholder shall pay to the Placement Agent a cash fee (the “Cash Fee”) equal to 4.5% of the gross proceeds received by the Company and the Selling Stockholder, as to the proceeds received by each, respectively, from the sale of the Shares at the closing of the Offering (the “Closing”) to any Investor in the Offering. The Placement Agent shall bear all fees, costs, and expenses incurred by the Placement Agent in connection with the Offering and transactions contemplated hereby.

(b)    The term of the Placement Agent’s exclusive engagement will be until the Closing. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s and the Selling Stockholder’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s and the Selling Stockholder’s obligation to pay fees actually earned and payable pursuant to Section 1 hereof will survive any expiration or termination of this Agreement. Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).

Section 2.    Representations, Warranties and Covenants of the Company and the Selling Stockholder. The Selling Stockholder makes to the Placement Agent all of the representations and warranties that the Selling Stockholder makes to the Investors in the Purchase Agreement. The Company makes to the Placement Agent all of the representations and warranties that the Company makes to the Investor in the Purchase Agreement, and in addition makes the following representation:

(a)    FINRA Affiliations. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any 5% or greater stockholder of the Company, except as set forth in the Company’s public filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the U.S. Securities and Exchange Commission (the “Commission”) or otherwise disclosed to the Placement Agent.

Section 3.    Delivery and Payment. Each Closing shall occur at the offices of the Company (or at such other place as shall be agreed upon by the Placement Agent, the Company and the Selling Stockholder). Subject to the terms and conditions hereof, at each Closing payment of the purchase price for the Shares sold on such Closing Date shall be made by Federal Funds wire transfer, against delivery of such Shares, and such Shares shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the time of purchase (as defined below).

Deliveries of the documents with respect to the purchase of the Shares, if any, shall be made at the offices of the Company. All actions taken at a Closing shall be deemed to have occurred simultaneously.

Section 4.    Covenants and Agreements of the Company and the Selling Stockholder. The Company and, solely with respect to Sections 4(h), 4(i), 4(k) and 4(l), the Selling Stockholder further covenant and agree with the Placement Agent as follows:

(a)    Registration Statements Matters. The Company will advise the Placement Agent promptly after it receives notice thereof of the time when any amendment to either of the Registration Statements has been filed or becomes effective or any supplement to any Base Prospectus or the Final Prospectus has been filed and will furnish the Placement Agent with copies thereof. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act subsequent to the date of any Prospectus and for so long as the delivery of a prospectus is required in connection with the Offering. The Company will advise the Placement Agent, promptly after it receives notice thereof (i) of any request by the Commission to amend either of the Registration Statements or to amend or supplement any Prospectus or for additional information, and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of either of the Registration Statements or any post-effective amendment thereto or any order directed at any Incorporated Document, if any, or any amendment or supplement thereto or any order preventing or suspending the use of any Base Prospectus or the Final Prospectus or any prospectus supplement or any amendment or supplement thereto or any post-effective amendment to either of the Registration Statements, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the institution or threatened institution of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of either of the Registration Statements or a Prospectus or for additional information. The Company shall use its best efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A, 430B and 430C, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder with respect to each Registration Statement, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) are received in a timely manner by the Commission.

(b)    Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Shares. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(c)    Amendments and Supplements to a Prospectus and Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement, the Incorporated Documents and any Prospectus. If during the period in which a prospectus is required by law to be delivered in connection with the distribution of Shares contemplated by the Incorporated Documents or any Prospectus (the “Prospectus Delivery Period”), any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Incorporated Documents or any Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Incorporated Documents or any Prospectus or to file under the Exchange Act any Incorporated Document to comply with any law, the Company will promptly prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Registration Statements or supplement to the Registration Statements, the Incorporated Documents or any Prospectus that is necessary in order to make the statements in the Incorporated Documents and any Prospectus as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Registration Statements, the Incorporated Documents or any Prospectus, as so amended or supplemented, will comply with law. Before amending the Registration Statements or supplementing the Incorporated Documents or any Prospectus in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file any such amendment or supplement to which the Placement Agent reasonably objects.

(d)    Copies of any Amendments and Supplements to a Prospectus. The Company will furnish the Placement Agent, without charge, during the period beginning on the date hereof and ending on the later of the last Closing Date of the Offering, as many copies of any Prospectus or prospectus supplement and any amendments and supplements thereto, as the Placement Agent may reasonably request.

(e)    Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Common Stock.

(f)    Earnings Statement. As soon as practicable and in accordance with applicable requirements under the Securities Act, but in any event not later than 18 months after the last Closing Date, the Company will make generally available to its security holders and to the Placement Agent an earnings statement, covering a period of at least 12 consecutive months beginning after the last Closing Date, that satisfies the provisions Rule 158 under the Securities Act, the filing of such earnings statement via the Electronic Data Gathering, Analysis, and Retrieval system shall satisfy the Company’s obligations under this Section 4(f).

(g)    Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company will duly file, on a timely basis, with the Commission and the Trading Market all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

(h)    Additional Documents. Each of the Company and the Selling Stockholder will enter into any subscription, purchase or other customary agreements as the Placement Agent or the Investors reasonably determine are necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably acceptable to the Company, Placement Agent and the Investors. Each of the Company and the Selling Stockholder agrees that the Placement Agent may rely upon, and each is a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in any such purchase, subscription or other agreement with Investors in the Offering.

(i)    No Manipulation of Price. Each of the Company and the Selling Stockholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(j)    Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent’s prior written consent.

(k)    Announcement of Offering. Each of the Company and the Selling Stockholder acknowledges and agrees that the Placement Agent may, subsequent to the Closing, make public its involvement with the Offering.

(l)    Reliance on Others. Each of the Company and the Selling Stockholder confirms that it will rely on its own counsel and accountants for legal and accounting advice.

(m)    Research Matters. By entering into this Agreement, the Placement Agent does not provide any promise, either explicitly or implicitly, of favorable or continued research coverage of the Company and the Company hereby acknowledges and agrees that the Placement Agent’s selection as a placement agent for the Offering was in no way conditioned, explicitly or implicitly, on the Placement Agent providing favorable or any research coverage of the Company. In accordance with FINRA Rule 2711(e), the parties acknowledge and agree that the Placement Agent has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company or inducement for the receipt of business or compensation.

Section 5.    Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder set forth in Section 2 hereof, in each case as of the date hereof and as of each Closing Date as though then made, to the timely performance by each of the Company and the Selling Stockholder of their covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a)    Compliance with Registration Requirements; No Stop Order; No Objection from the FINRA. Each Prospectus (in accordance with Rule 424(b)) shall have been duly filed with the Commission under the applicable Registration Statement, as appropriate; no stop order suspending the effectiveness of either of the Registration Statements or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order preventing or suspending the use of any Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Shares or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the Commission shall have been complied with; and the FINRA shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.

(b)    Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statements and each Prospectus, and the registration, sale and delivery of the Shares, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent’s counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 5.

(c)    No Material Adverse Effect. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred an event which resulted or is reasonably likely to result in a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” shall mean (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

(d)    Opinion of Counsel for the Company. The Placement Agent shall have received on the Closing Date the favorable opinion of US legal counsel to the Company, dated as of such Closing Date, including, without limitation, a negative assurance letter addressed to the Placement Agent and in form and substance satisfactory to the Placement Agent.

(e)    Opinion of Counsel for the Selling Stockholder. The Placement Agent shall have received on the Closing Date the favorable opinion of US legal counsel to the Selling Stockholder, dated as of such Closing Date.

(f)    Accountants’ Comfort Letters.

(i)    On the date hereof and the Closing Date, the Placement Agent shall have received, and the Company shall have caused to be delivered to the Placement Agent, a letter from BDO USA, P.C. (the independent registered public accounting firm of the Company), addressed to the Placement Agent, in form and substance satisfactory to the Placement Agent. The letter shall cover the financial and other data set forth in each of the Registration Statements and the Incorporated Documents and shall not disclose any change in the condition (financial or other), earnings, operations, business or prospects of the Company from that set forth in the Incorporated Documents or the applicable Prospectus or prospectus supplement, which, in the Placement Agent’s sole judgment, is material and adverse and that makes it, in the Placement Agent’s sole judgment, impracticable or inadvisable to proceed with the Offering of the Shares as contemplated by such Prospectus.

(ii)    On the Closing Date, the Placement Agent shall have received, and the Company shall have caused to be delivered to the Placement Agent, a letter from Elliott Davis, PLLC, addressed to the Placement Agent, in form and substance satisfactory to the Placement Agent.

(g)    CFO Certificate. On the date of this Agreement and on the Closing Date, the Placement Agent shall have received, and the Company shall have caused to be delivered to the Placement Agent, a certificate, dated the respective dates of delivery thereof and addressed to the Placement Agent, of its chief financial officer with respect to certain financial data, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Placement Agent.

(h)    Officers’ Certificate. The Placement Agent shall have received on the Closing Date a certificate of the Company, dated as of the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and the Placement Agent shall be satisfied that, the signers of such certificate have reviewed the Registration Statements, the Incorporated Documents, any prospectus supplement, and this Agreement and to the further effect that:

(i)    The representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii)    No stop order suspending the effectiveness of the Registration Statements or the use of any Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Securities Act; no order having the effect of ceasing or suspending the distribution of the Shares or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;

(iii)    When each of the Registration Statements became effective, at the time of sale, and at all times subsequent thereto up to the delivery of such certificate, each of the Registration Statements and the Incorporated Documents, if any, when such documents became effective or were filed with the Commission, and any Prospectus, contained all material information required to be included therein by the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and each of the Registration Statements and the Incorporated Documents, if any, and any Prospectus, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein) and, since the respective effective dates of each of the Registration Statements, there has occurred no event required by the Securities Act and the rules and regulations of the Commission thereunder to be set forth in the Incorporated Documents which has not been so set forth; and

(iv)    Subsequent to the latest date as of which information is given in the Registration Statements, the Incorporated Documents and any Prospectus, there has not been: (a) any Material Adverse Effect; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants) or outstanding indebtedness of the Company or any Subsidiary; (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(i)    Selling Stockholder’s Certificate. The Placement Agent shall have received on the Closing Date a certificate of the Selling Stockholder, dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, confirming that the representations and warranties of the Selling Stockholder in this Agreement are true and correct, as if made on and as of such Closing Date, and the Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

(j)    Lock-Up Agreements. On the date hereof, the Placement Agent shall have received the executed lock-up agreement, in the form attached hereto as Exhibit A, from the Selling Stockholder and each of the Company’s directors and each officer (as defined in Rule 16a-1(f) of the Exchange Act) identified by the Company as an “executive officer.”

(k)    Stock Exchange Listing. The Common Stock shall be registered under the Exchange Act and shall be listed on the Trading Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Trading Market, nor shall the Company have received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing.

(l)    Additional Documents. On or before each Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 6 (Payment of Expenses), Section 7 (Indemnification and Contribution) and Section 8 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 6.    Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Shares (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Common Stock; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of each of the Registration Statements (including financial statements, exhibits, schedules, consents and certificates of experts), each Base Prospectus, the Final Prospectus and each prospectus supplement, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the securities laws of any other country, and, if requested by the Placement Agent, preparing and printing a “Blue Sky Survey,” an “International Blue Sky Survey” or other memorandum, and any supplements thereto, advising the Placement Agent of such qualifications, registrations and exemptions; (vii) the fees and expenses associated with listing the Shares on the Trading Market; (viii) the filing fees incident to the review and approval by the FINRA of the terms of the sale of the Shares; and (ix) all other fees, costs and expenses referred to in Part II of each of the Registration Statements. The Selling Stockholder agrees to pay all costs, fees and expenses incurred by the Selling Stockholder in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, all fees and expenses of the Selling Stockholder’s counsel. The Placement Agent agrees to pay all fees, costs, and expenses it incurs in connection with the Offering and the transactions contemplated hereby, including fees and expenses of Placement Agent’s counsel, and all costs and expenses incident to the travel and accommodation of the Placement Agent’s employees on the “roadshow,” if any.

Section 7.    Indemnification and Contribution.

(a)         Each of the Company and the Selling Stockholder (as applicable, the “Indemnifying Party”), severally and not jointly, agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controlling the Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent, and each such entity or person, an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, the “Expenses”) as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any Actions (as defined in the Purchase Agreement), whether or not any Indemnified Person is a party thereto, (i) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in either of the Registration Statements, any Incorporated Document, or any Prospectus or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the Incorporated Documents) or (ii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions; provided, however, that, (A) for the Indemnifying Party, in the case of clause (ii) only, the Indemnifying Party shall not be responsible for any Liabilities or Expenses of any Indemnified Person that are finally judicially determined, or agreed by the parties, to have resulted solely from such Indemnified Person’s (x) gross negligence, bad faith or willful misconduct in connection with any of the advice, actions, inactions or services referred to above or (y) use of any offering materials or information concerning the Indemnifying Party in connection with the offer or sale of the Shares in the Offering which were not authorized for such use by the Indemnifying Party and which use constitutes gross negligence, bad faith or willful misconduct, and (B) for the Selling Stockholder, its agreement to indemnify and hold harmless hereunder shall only apply insofar as such Liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the information furnished by the Selling Stockholder, which is (i) the name, address and number of shares of Common Stock owned by the Selling Stockholder before and after the offering, and (ii) the other information with respect to the Selling Stockholder that appears in the table (and corresponding footnotes) under the caption “Selling Stockholders,” in each case, in either of the Registration Statements and the Prospectus. The liability of the Selling Stockholder under this Section 7(a) shall be limited to an amount equal to the aggregate gross proceeds (after the compensation of the Placement Agent in Section 1(a) but before deducting other expenses) received by the Selling Stockholder. The Indemnifying Party also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person’s rights under this Agreement.

(b)         Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Indemnifying Party in writing; provided that failure by any Indemnified Person so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Indemnifying Party shall have been prejudiced by such failure. The Indemnifying Party shall, if requested by the Placement Agent, assume the defense of any such Action including the employment of counsel reasonably satisfactory to the Placement Agent, which counsel may also be counsel to the Indemnifying Party. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Party has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action (including any impeded parties) include such Indemnified Person and the Indemnifying Party, and such Indemnified Person shall have received a reasonable, written opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Indemnifying Party from representing both the Indemnifying Party (or another client of such counsel) and any Indemnified Person; provided that the Indemnifying Party shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Action or related Actions. The Indemnifying Party shall not be liable for any settlement of any Action effected without its written consent (which shall not be unreasonably withheld). In addition, the Indemnifying Party shall not, without the prior written consent of the Placement Agent (which shall not be unreasonably withheld or delayed), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(c)         In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Indemnifying Party shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Indemnifying Party, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Party, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Indemnifying Party contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Indemnifying Party, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Indemnifying Party in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d)         Each of the Company and the Selling Stockholder also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or the Selling Stockholder for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are finally judicially determined, or agreed by the parties, to have resulted solely from such Indemnified Person’s gross negligence, bad faith or willful misconduct in connection with any such advice, actions, inactions or services.

(e)         The reimbursement, indemnity and contribution obligations of the Company and the Selling Stockholder set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.

Section 8.    Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, the Selling Stockholder and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Selling Stockholder, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement. A successor to the Placement Agent, to the Selling Stockholder, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

Section 9.    Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or e-mailed and confirmed to the parties hereto as follows:

If to the Placement Agent to the address set forth above, Attn: Rick Hartfiel, email: [***]

With a copy to:

Faegre Drinker Biddle & Reath LLP

2000 Wells Fargo Center

90 S. Seventh Street

Minneapolis, Minnesota 55402

Attn: Jonathan R. Zimmerman

E-mail: [***]

If to the Company:

LightPath Technologies, Inc.

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

Attention: Sam Rubin

Email: [***]

With a copy to:

Baker & Hostetler LLP

200 South Orange Avenue, Suite 2300

Orlando, FL 32801

Attn: Jeffrey Decker

Email: [***]

If to the Selling Stockholder:

North Run Strategic Opportunities Fund I, LP

c/o North Run Capital, LP

867 Boylston Street, 5th Floor, #1361

Boston, MA 02116
Attention: Tom Ellis

Email: [***]

With a copy to:

Blank Rome LLP

125 High Street

Boston, MA 02110

Attn: Chad J. Porter and Robert A. Petitt

Email: [***] and [***]

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 10.    Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 11.    Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 12.    Governing Law Provisions. This Agreement shall be deemed to have been made and delivered in New York City and both this engagement letter and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent, the Company and the Selling Stockholder: (i) agrees that any legal suit, action or proceeding arising out of or relating to this engagement letter and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent, the Company and the Selling Stockholder further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, service of process upon the Selling Stockholder mailed by certified mail to the Selling Stockholder’s address shall be deemed in every respect effective service of process upon the Selling Stockholder, in any such suit, action or proceeding and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. Notwithstanding any provision of this engagement letter to the contrary, the Company and the Selling Stockholder agree that neither the Placement Agent nor its affiliates, and the respective officers, directors, employees, agents and representatives of the Placement Agent, its affiliates and each other person, if any, controlling the Placement Agent or any of its affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or the Selling Stockholder for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by us that are finally judicially determined, or agreed by the parties, to have resulted from the bad faith, willful misconduct or gross negligence of such individuals or entities. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 13.    General Provisions.

(a)         This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b)         The Company and the Selling Stockholder acknowledge that in connection with the offering of the Shares: (i) the Placement Agent has acted at arms length, is not an agent of, and owes no fiduciary duties to the Company, the Selling Stockholder or any other person, (ii) the Placement Agent owes the Company and the Selling Stockholder only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company or the Selling Stockholder. The Company and the Selling Stockholder waive to the full extent permitted by applicable law any claims they may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

LightPath Technologies, Inc.

By:/s/ Albert Miranda

Name: Albert Miranda

Title: Chief Financial Officer

The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

Craig-Hallum Capital Group LLC

By: /s/ Rick Hartfiel

Name: Rick Hartfiel

Title: Head of Investment Banking

Acknowledged and Agreed to:

SELLING STOCKHOLDER

North Run Strategic Opportunities Fund I, LP

By: North Run Strategic Opportunities Fund I GP, LLC,

its general partner

By: /s/ Thomas B. Ellis

Name: Thomas B. Ellis

Title: Member